EXHIBIT 32

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Universal Insurance Holdings, Inc. (“Company”) on Form 10-Q for the fiscal quarter ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (“Report”), the undersigned, in the capacity and on the date indicated below, each hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: November 8, 2011	By:	/s/ Bradley I. Meier
	Name:	Bradley I. Meier
	Title:	President and Chief Executive Officer

Date: November 8, 2011	By:	/s/ George R. De Heer
	Name:	George R. De Heer
	Title:	Chief Financial Officer